UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 31, 2004


                             INFOWAVE SOFTWARE, INC.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                     CANADA
          -------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



       000-29944                                           98-0183915
----------------------------                   ---------------------------------
  (Commission File Number)                     (IRS Employer Identification No.)


  Suite 200 - 4664 Lougheed Highway
     Burnaby, British Columbia,
               Canada                                       V5C 5T5
----------------------------------------         -------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code  (604) 473-3600


                                      N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 9. Regulation FD Disclosure

Beginning with its quarterly report for the period ended March 31, 2004, Infowave Software Inc. will file its SEC reports on Form 20-F and Form 6-K, the forms permitted for "foreign private issuers."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INFOWAVE SOFTWARE, INC.



Date: May 14, 2004                      By: /s/ George Reznik
                                            ------------------------------------
                                            George Reznik, Chief Financial
                                            Officer